Fees Summary	Feb. 26, 2026 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 14,287.80
Total Fee Amount	14,287.80
Total Transaction Valuation	93,323,316.62
Total Offset Amount	0.00
Net Fee	$ 0.00